Exhibit 10.7

Execution Version

CONTRIBUTION AND EXCHANGE AGREEMENT

This CONTRIBUTION AND EXCHANGE AGREEMENT (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), effective as of the Exchange Effective Time (as defined below), is made and entered into by and among Andretti Management Aggregator, LLC, a Delaware limited liability company (the “Aggregator”), Atrium Sports, Inc., a Delaware corporation (“Atrium”), Atrium Founders Pty Ltd, an Australian company with Australian Company Number 630 338 984, as trustee for Atrium Founders Unit Trust (“Founder Holdings”), Sportradar Holding AG, a Swiss stock corporation organized under the laws of Switzerland (“Sportradar”), the holders of issued and outstanding stock of Atrium who execute and deliver a counterpart signature page to this Agreement (each, a “Stockholder”) and the recipients of Option Promise Awards who execute and deliver a counterpart signature page to this Agreement (each, a “Promised Optionee” and, together with Aggregator, the Stockholders, Atrium, Founder Holdings and Sportradar, each a “Party” and collectively, the “Parties”).

RECITALS:

WHEREAS, each Stockholder has received and read the Information Statement dated March 14, 2021 provided by Atrium regarding the proposed acquisition of Atrium by Sportradar, including the proposed Agreement and Plan of Merger attached thereto (the “Merger Agreement”) and the other attachments thereto and the information therein regarding, among other things, Atrium, Sportradar, the terms and conditions of the transactions contemplated by the Merger Agreement and this Agreement (collectively, the “Transaction”) and the interests of the directors and officers of Atrium in connection with the Transaction (all of the foregoing as described in this recital, collectively, the “Disclosures”);

WHEREAS, as of the date hereof, each Stockholder holds the Company Capital Stock set forth opposite such Stockholder’s name on Schedule I (such Company Capital Stock, “Existing Stock”), it being understood that Schedule I (a) lists only such Stockholder’s Company Capital Stock that will be contributed and exchanged pursuant to this Agreement and not such Stockholder’s Company Capital Stock that will be cancelled and exchanged for cash in accordance with the Merger Agreement and (b) lists as outstanding Company Capital Stock (and Existing Stock) those shares of Company Capital Stock that will be deemed to be issued upon the exercise of In-the-Money Options in accordance with Section 2.4(a) of the Merger Agreement (and lists as “Stockholders” the holders of such In-the-Money Options);

WHEREAS, Schedule I further lists (a) the aggregate value of the Company Capital Stock of each Stockholder being contributed and exchanged pursuant to this Agreement, based on the Per Share Payment, and (b) the aggregate amount of cash that each Promised Optionee is contributing to the Aggregator in accordance with Sections 2.4(b) and 2.4(c) of the Merger Agreement (such Promised Optionee’s “Contributed Cash”);

WHEREAS, after careful consideration of the Disclosures, (a) each Stockholder, other than Founder Holdings, desires to deliver, transfer, exchange and contribute such Stockholder’s Existing Stock to the Aggregator and (b) each Promised Optionee desires to deliver, transfer and contribute such Promised Optionee’s Contributed Cash to the Aggregator, in each case, in exchange for the number and class of units of the Aggregator described in Sections 2.1(a) and 2.1(b) and set forth next to such Stockholder’s or Promised Optionee’s name on Schedule I (the “Aggregator Units” and such exchange, the “Aggregator Exchange”);

WHEREAS, concurrently with each Stockholder’s execution and delivery of this Agreement, each Stockholder, other than Founder Holdings, and each Promised Optionee is executing and delivering a counterpart signature page to the Amended and Restated Limited Liability Company Agreement of the Aggregator attached hereto as Exhibit A (the “LLC Agreement”);

WHERAS, Founder Holdings desires to deliver, transfer, exchange and contribute its Existing Stock to Sportradar in exchange for the number of shares of Sportradar Stock (as defined below) set forth next to Founder Holdings’ name on Schedule I (the “Founder Holdings Direct Exchange”);

WHEREAS, in connection with the Transaction, immediately prior to the Effective Time but following the consummation of the Aggregator Exchange, the Aggregator desires to deliver, transfer, exchange and contribute all of the Existing Stock received pursuant to the Aggregator Exchange to Sportradar in exchange for the number of shares of registered participation certificates (Namenpartizipationsschein) having a nominal value of CHF 1.00 each, representing Sportradar’s participation capital (Partizipationskapital) (“Sportradar Stock”) described in Section 2.2 and on Schedule I (the “Sportradar Exchange” and together with the Aggregator Exchange and the Founder Holdings Direct Exchange, the “Exchanges”), pursuant to the Sportradar Contribution Agreement (as defined below);

WHEREAS, the Aggregator, Founder Holdings and Sportradar will enter into a contribution agreement (Sacheinlagevertrag) (the “Sportradar Contribution Agreement”) substantially in the form attached hereto as Exhibit B for the purpose of filing with the commercial register of the Canton of St. Gallen and each of the Aggregator and Founder Holdings will deliver a separate duly executed subscription form (Zeichnungsschein) regarding the shares of Sportradar Stock to be subscribed for by the Aggregator and Founder Holdings, respectively (each, a “Sportradar Subscription Form”) substantially in the form attached hereto as Exhibit C; and

WHEREAS, this Agreement and the LLC Agreement will be deemed to be effective as of immediately prior to, and subject to, the consummation of the Transaction (the “Exchange Effective Time”).

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties intending to be legally bound hereby agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1 Certain Definitions. As used in this Agreement, the following terms have the respective meanings set forth below.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever.

“Outstanding Sportradar Shares” means an amount equal to (i) 536,664 plus (ii) the Specified Dilutive Warrants Amount (if any).

“Specified Dilutive Warrants Amount” means, solely with respect to an issuance of warrants to the National Football League to purchase equity interests in Sportradar, or Sportradar entering into a binding term sheet or binding agreement to issue warrants to the National Football League to purchase equity interests in Sportradar, in each case, that occurs or is entered into (as applicable) between the date of the Merger Agreement and the consummation of the transactions contemplated thereby (and excluding, for the avoidance of doubt, any direct equity participation of the National Football League in Sportradar) that is based on a total Sportradar equity value of less than EUR 5,500,000,000, the number of Sportradar participation certificates and/or other shares of Sportradar representing the difference between the number of Sportradar participation certificates and/or other shares of Sportradar that (i) are subject to such warrants and (ii) would have been subject to such warrants had the implied equity value of Sportradar for such issuance or commitment been EUR 5,500,000,000, as determined in good faith by the parties to this Agreement.

“Sportradar Public Company Event” means with respect to Sportradar or any of its Subsidiaries or parent entities (other than, for the avoidance of doubt, any equityholder of Sportradar’s ultimate parent holding company), any transaction that results in the equity securities of Sportradar or such Subsidiary or parent entity being publicly listed (whether common stock, shares of Sportradar Stock or otherwise), including any initial public offering, direct listing or merger or similar transaction (including with any special purpose acquisition company) and following which Sportradar or such Subsidiary or parent entity, or any of their respective successors or post-transaction parent companies, is a “registrant” for purposes of the Securities Exchange Act of 1934, as amended, or comparable statute of a non-U.S. jurisdiction.

“Sportradar Stock Value” shall be the U.S. dollar amount per Sportradar Share equal to (i) EUR 5,500,000,000 multiplied by US$1.19108 per Euro divided by (ii) the Outstanding Sportradar Shares. As of the date hereof, the Sportradar Stock Value is US$12,206.77. The Sportradar Stock Value shall be adjusted by the remuneration committee in good faith to reflect any stock splits and the like.

“Transaction Documents” means, collectively, this Agreement, the LLC Agreement, the Merger Agreement, the Sportradar Contribution Agreement, the Sportradar Subscription Form, the Consent Agreements, the Accession Agreement (as defined below), the Letters of Transmittal and any other documents, certificates or instruments expressly contemplated under this Agreement or any other document or instrument to be executed or delivered in connection with the Transaction.

Section 1.2 Other Definitions. Capitalized terms used in this Agreement but not otherwise defined in this Agreement shall have the respective meaning ascribed to them in the Merger Agreement.

ARTICLE 2

EXCHANGES; CERTAIN ACKNOWLEDGEMENTS

Section 2.1 Aggregator Exchange.

(a) Subject to the terms and conditions of this Agreement, effective as of the Exchange Effective Time and without any further action on the part of any Stockholder, the Aggregator, Atrium or Sportradar, each Stockholder, other than Founder Holdings, hereby irrevocably and unconditionally delivers, transfers, exchanges and contributes such Stockholder’s Existing Stock to the Aggregator, and in exchange therefor, the Aggregator hereby issues to such Stockholder a number of Aggregator Units equal to the quotient obtained by dividing (i) the aggregate value of the Per Share Payments with respect to the Existing Stock contributed by such Stockholder to the Aggregator (determined as if such Existing Stock had been converted into the right to receive cash in accordance with the Merger Agreement) by (ii) the Sportradar Stock Value, as set forth on Schedule I.

(b) Subject to the terms and conditions of this Agreement, effective as of the Exchange Effective Time and without any further action on the part of any Promised Optionee, the Aggregator, Atrium or Sportradar, each Promised Optionee hereby irrevocably and unconditionally delivers, transfers and contributes such Promised Optionee’s Contributed Cash to the Aggregator, and in exchange therefor, the Aggregator hereby issues to each Stockholder a number of Aggregator Units equal to the quotient obtained by dividing (i) the aggregate amount of such Promised Optionee’s Contributed Cash by (ii) the Sportradar Stock Value, as set forth on Schedule I.

(c) Notwithstanding Section 2.1(a) or Section 2.1(b), no fractional Aggregator Units will be issued in connection with the Aggregator Exchange. In lieu of issuing fractional Aggregator Units, the Aggregator shall round the number of Aggregator Units to be issued to each applicable Stockholder and each Promised Optionee down to the nearest whole Aggregator Unit, and the Aggregator shall deliver to each affected Stockholder and Promised Optionee a cash distribution equal to the applicable fraction of such Aggregator Unit, multiplied by the Sportradar Stock Value, as set forth on Schedule I.

(d) The exchange of Existing Stock for the Aggregator Units pursuant to Section 2.1(a) is intended to be a tax-free transfer under Section 721 of the Internal Revenue Code, as amended.

Section 2.2 Exchanges for Sportradar Stock.

(a) Subject to the terms and conditions of this Agreement and the Sportradar Contribution Agreement, effective as of the Exchange Effective Time and without any further action on the part of Founder Holdings, the Aggregator, Atrium or Sportradar, Founder Holdings hereby irrevocably and unconditionally delivers, transfers, exchanges and contributes Founder Holdings’ Existing Stock to Sportradar, and in exchange therefor, Sportradar hereby issues to Founder Holdings a number of shares of Sportradar Stock equal to the quotient obtained by dividing (i) the aggregate value of the Per Share Payments with respect to the Existing Stock contributed by Founder Holdings to Sportradar (determined as if such Existing Stock had been converted into the right to receive cash in accordance with the Merger Agreement) by (ii) the Sportradar Stock Value, as set forth on Schedule I. Notwithstanding the foregoing, no fractional shares of Sportradar Stock will be issued in connection with the Founder Holdings Direct Exchange. In lieu of issuing fractional shares of Sportradar Stock, Sportradar shall round the number of shares of Sportradar Stock to be issued to Founder Holdings down to the nearest whole share of Sportradar Stock, and Sportradar shall deliver to Founder Holdings a cash payment equal to the applicable fraction of such share of Sportradar Stock, multiplied by the Sportradar Stock Value, as set forth on Schedule I.

(b) Subject to the terms and conditions of this Agreement and the Sportradar Contribution Agreement, immediately following the effectiveness of the Aggregator Exchange, without any further action on the part of any Stockholder, the Aggregator, Atrium or Sportradar, the Aggregator shall irrevocably and unconditionally deliver, transfer, exchange and contribute the Existing Stock to Sportradar, and in exchange therefor, Sportradar shall (i) issue to the Aggregator a whole number of shares of Sportradar Stock equal to the aggregate number of Aggregator Units issued pursuant to Section 2.1(a) and (ii) pay to the Aggregator the aggregate amount of cash to be distributed by the Aggregator to the applicable Stockholders pursuant to Section 2.1(c), in each case, as set forth on Schedule I.

(c) Subject to the terms and conditions of this Agreement and the Sportradar Subscription Form, immediately following the effectiveness of the Aggregator Exchange, without any further action on the part of any Stockholder, any Promised Optionee, the Aggregator, Atrium or Sportradar, the Aggregator shall irrevocably and unconditionally deliver, transfer, exchange and contribute the Contributed Cash to Sportradar, and in exchange therefor, Sportradar shall (i) issue to the Aggregator a whole number of shares of Sportradar Stock equal to the aggregate number of Aggregator Units issued pursuant to Section 2.1(b) and (ii) pay to the Aggregator the aggregate amount of cash to be distributed by the Aggregator to the applicable Promised Optionees pursuant to Section 2.1(c), in each case, as set forth on Schedule I.

Section 2.3 Entry into Transaction. Each Stockholder acknowledges and agrees that the Aggregator will execute a Consent Agreement, the Sportradar Contribution Agreement, a Sportradar

Subscription Form, an Accession Agreement, Letter of Transmittal, Written Consent (each as described in the Disclosures) and take such other actions as are necessary to vote in favor of and participate in the Transaction.

Section 2.4 Sportradar Public Company Event.

(a) Concurrently with the consummation of a Sportradar Public Company Event, the public securities that otherwise would be issued to the Aggregator in exchange for the shares of Sportradar Stock held by the Aggregator (or the shares of Sportradar Stock, if listed directly) shall, to the extent such public securities of shares of Sportradar Stock are no longer subject to vesting, forfeiture, repurchase and other provisions set forth on Exhibit D, instead be issued directly (or distributed) to each applicable Stockholder and Promised Optionee, and Sportradar and its Subsidiaries and/or parent entity, as applicable, shall take such actions as are necessary to effectuate the foregoing.

(b) Notwithstanding the consummation of a Sportradar Public Company Event, without the prior written consent of Sportradar, all such public securities or shares of Sportradar Stock shall continue to be held of record by the Aggregator and Founder Holdings, as applicable, until such time as the vesting, forfeiture, repurchase and other provisions set forth in Exhibit D cease to apply. Following the time at which the vesting, forfeiture, repurchase and other provisions set forth in Exhibit D cease to apply to a Stockholder or Promised Optionee’s Aggregator Units, Sportradar and its Subsidiaries and/or parent entity, as applicable, shall take such actions as are necessary to facilitate redemption and cancellation of such Aggregator Units in exchange for the underlying shares of such public securities or Sportradar Stock and registration of such Stockholder or Promised Optionee as the holder of the underlying shares of such public securities or Sportradar Stock.

(c) Following the occurrence of a Sportradar Public Company Event until the earlier of (x) the date on which the vesting, forfeiture, repurchase and other provisions set forth in Exhibit D cease to apply to any public securities or shares of Sportradar Stock held of record by the Aggregator or Founder Holdings, as applicable, or (y) the date that the Aggregator or Founder Holdings, as applicable, ceases to hold of record any such public securities or shares of Sportradar Stock, Sportradar shall, at the Aggregator’s request, advance or reimburse the Aggregator and Founder Holdings, as applicable, for all reasonable and documented out-of-pocket fees and expenses of the Aggregator or Founder Holdings, as applicable, including in connection with (i) its limited liability company or proprietary company existence, as applicable, (ii) maintaining customary and reasonable directors and officers liability insurance policy, (iii) its reasonable accounting and legal fees, (iv) its tax-reporting obligations and (v) in the case of the Aggregator, its dissolution in accordance with the LLC Agreement; provided that (A) in the case of Founder Holdings, such fees and expenses for which Sportradar is responsible shall not exceed $15,000 per calendar year; and (B) in the case of the Aggregator, other than reasonable legal fees, such fees and expenses for which Sportradar is responsible, shall not exceed $80,000 per calendar year without Sportradar’s consent (not to be unreasonably delayed, conditioned or withheld).

(d) For the avoidance of doubt, there is no assurance that a Sportradar Public Company Event will occur.

Section 2.5 Vesting. With respect to each applicable Stockholder’s and Promised Optionee’s Aggregator Units and the shares of Sportradar Stock held by the Aggregator and corresponding to such Aggregator Units, and with respect to the shares of Sportradar Stock held by Founder Holdings, such Aggregator Units and shares of Sportradar Stock will be subject to the vesting, forfeiture, repurchase and other provisions set forth on Exhibit D.

Section 2.6 Sportradar Shareholders Agreement. Each applicable Stockholder and Promised Optionee and Founder Holdings acknowledges and agrees that the shares of Sportradar Stock held by the Aggregator and Founder Holdings will be subject to the Sportradar Shareholders Agreement (as described in the Disclosures). Notwithstanding anything to the contrary in this Agreement or the LLC Agreement, each Stockholder and Promised Optionee and Founder Holdings agrees that such Stockholder or Promised Optionee or Founder Holdings will not take any action that would be a violation of the Sportradar Shareholders Agreement as if such Stockholder or Promised Optionee or Founder Holdings were a direct party thereto, including that such Stockholder or Promised Optionee or Founder Holdings will not, directly or indirectly, transfer any of the Aggregator Units or shares of Sportradar Stock except to the extent permitted by the Sportradar Shareholders Agreement as if such Aggregator Units were shares of Sportradar Stock subject to the terms of the Sportradar Shareholders Agreement.

Section 2.7 Restricted Securities; Legends. Each Stockholder acknowledges that the Aggregator Units have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”). Such Stockholder understands that the Aggregator Units are “restricted securities” under applicable U.S. federal and state securities Laws and that, pursuant to these Laws, such Stockholder must hold the Aggregator Units indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Each Stockholder acknowledges that the Aggregator has no obligation to register or qualify the Aggregator Units. Each Stockholder further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Aggregator Units, and on requirements relating to the Aggregator which are outside of such Stockholder’s control, and which the Aggregator is under no obligation and may not be able to satisfy. Each Stockholder understands that no public market now exists for the Aggregator Units, and that the Aggregator has made no assurances that a public market will ever exist for the Aggregator Units. Each Stockholder understands that the Aggregator Units and any securities issued in respect of or exchanged for the Aggregator Units, may be notated with a legend indicating the restricted nature of the Aggregator Units, as required by the Transaction Documents or applicable Law or as determined in the judgment of the Aggregator.

Section 2.8 Further Assurances. Each Stockholder, each Promised Optionee, the Aggregator, Founder Holdings, Atrium and Sportradar shall take such actions as are reasonably necessary, including to enter into such additional documents and instruments as are reasonably necessary, to effectuate and to facilitate the foregoing. Each Stockholder acknowledges and agrees that the Aggregator shall take such other actions as are necessary to vote in favor of and participate in the Transaction. The Aggregator may exercise the power of attorney and proxy granted by each Stockholder pursuant to Section 7.11 of the LLC Agreement with respect any such additional documents or instruments.

ARTICLE 3

CLOSING DOCUMENTS

Without limiting the rights and obligations of the Parties set forth in Article 2 or otherwise in this Agreement:

Section 3.1 Closing. The closing of the Exchanges and the other transactions contemplated by this Agreement (the “Closing”) will take place on the Closing Date immediately prior to the Effective Time, with the Closing in relation to the issuance of Sportradar Stock by Sportradar to Founder Holdings and to

the Aggregator in exchange for Existing Stock and Contributed Cash pursuant to Section 2.2(a), Section 2.2(b) and Section 2.2(c), respectively, take place at the offices of Sportradar or a Swiss notary public to be designated by Sportradar (acting in good faith) reasonably ahead of the Closing Date.

Section 3.2 Closing Deliverables of the Stockholders and Promised Optionees. Subject to the terms and conditions set forth in this Agreement, at the Closing, each Stockholder, other than Founder Holdings, shall deliver to the Aggregator a counterpart signature page to the LLC Agreement.

Section 3.3 Closing Deliverables of the Aggregator. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Aggregator shall deliver:

(a) to each applicable Stockholder and to each Promised Optionee, a counterpart signature page to the LLC Agreement;

(b) to Sportradar, a counterpart signature page to the accession and amendment agreement, in the form attached hereto as Exhibit E (the “Accession Agreement”);

(c) to Sportradar, a counterpart signature page to the Sportradar Contribution Agreement; and

(d) to Sportradar, a duly executed Sportradar Subscription Form.

Section 3.4 Closing Deliverables of Founder Holdings. Subject to the terms and conditions set forth in this Agreement, at the Closing, Founder Holdings shall deliver to Sportradar:

(a) a counterpart signature page to the Accession Agreement;

(b) a duly executed Sportradar Subscription Form; and

(c) a counterpart signature page to the Sportradar Contribution Agreement.

Section 3.5 Closing Deliverables of Sportradar. Subject to the terms and conditions set forth in this Agreement, at the Closing, Sportradar shall deliver to the Aggregator and to Founder Holdings:

(a) a counterpart signature page to the Sportradar Contribution Agreement;

(b) evidence of the due and complete filing of an application for registration, including and supporting documents thereto (Handelsregisteranmeldung inklusive Belege), of the relevant authorized increase of participation capital (genehmigte Partizipationskapitalerhöhung) with the commercial register (Handelsregister) of the canton of St. Gallen, Switzerland; and

(c) a certified copy of the resolutions of Sportradar’s board of directors regarding the registration of the Aggregator and Founder Holdings at or in connection with the Closing pursuant to this Agreement as holders of shares of Sportradar Stock in Sportradar’s participation certificates register (Partizipationsscheinebuch).

Section 3.6 Post-Closing Deliverables of Sportradar. Upon receipt of the certified extract and/or express confirmation of the commercial register, Sportradar shall deliver to the Aggregator and Founder Holdings a copy of such extract or confirmation and a written confirmation of the Aggregator’s and the Founder Holdings’ corresponding registration in Sportradar’s participation certificates register.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES

Section 4.1 Representations and Warranties of the Aggregator. The Aggregator hereby represents and warrants to each Stockholder and Sportradar that:

(a) the Aggregator is a limited liability company, duly formed, validly existing and in good standing under the Laws of the State of Delaware;

(b) the Aggregator has full power and authority to enter into this Agreement and the other Transaction Documents to which it is a party, to carry out its obligations hereunder and thereunder and to consummate the Exchanges;

(c) the execution and delivery by the Aggregator of this Agreement and any other Transaction Document to which it is a party, the performance by the Aggregator of its obligations hereunder and thereunder and the consummation by the Aggregator of the Exchanges have been duly authorized by all requisite action on the part of the Aggregator;

(d) this Agreement has been duly executed and delivered by the Aggregator and (assuming due authorization, execution and delivery by the other Parties) this Agreement constitutes the legal, valid and binding obligation of the Aggregator, enforceable against the Aggregator in accordance with its terms, subject to applicable bankruptcy, insolvency and other similar Laws affecting the enforceability of creditors’ rights generally, general equitable principles and the discretion of the courts in granting equitable remedies; and

(e) the Aggregator Units, when issued, will be validly issued in accordance with applicable law.

Section 4.2 Representations and Warranties of Each Stockholder and Each Promised Optionee. Each Stockholder and each Promised Optionee hereby represents and warrants to the Aggregator and Sportradar or, in the case of Founder Holdings, to Sportradar, that:

(a) if such Stockholder or Promised Optionee is an entity, such Stockholder or Promised Optionee is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is organized, formed or incorporated;

(b) such Stockholder or Promised Optionee has all necessary power and full authority, or capacity, to execute and deliver each Transaction Document to which it is a party and to consummate the transactions contemplated by this Agreement;

(c) the execution and delivery of each Transaction Document to which such Stockholder is a party and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of such Stockholder or Promised Optionee and no other proceeding on the part of such Stockholder is necessary to authorize each Transaction Document to which such Stockholder or Promised Optionee is a party or to consummate the transactions contemplated by this Agreement;

(d) this Agreement has been duly executed and delivered by such Stockholder or Promised Optionee and constitutes a valid, legal and binding agreement of such Stockholder or Promised Optionee (assuming that this Agreement has been duly and validly authorized, executed and delivered by the other Parties), enforceable against such Stockholder or Promised Optionee in accordance with its terms, subject to applicable bankruptcy, insolvency and other similar Laws affecting the enforceability of creditors’ rights generally, general equitable principles and the discretion of the courts in granting equitable remedies;

(e) such Stockholder has good and valid title to the Existing Stock set forth opposite its name on Schedule I hereto (assuming the deemed exercise of the applicable In-the-Money Options in accordance with Section 2.4(a) of the Merger Agreement), free and clear of all Liens other than restrictions on transfer under applicable state and federal securities Laws; and

(f) the Aggregator Units or shares of Sportradar Stock to be acquired by such Stockholder or Promised Optionee will be acquired for investment for such Stockholder’s or Promised Optionee’s own account, not as a nominee or agent, other than Founder Holdings acting in its capacity as trustee for Atrium Founders Unit Trust, and not with a view to the resale or distribution of any part thereof, and such Stockholder or Promised Optionee has no present intention of selling, granting any participation in, or otherwise distributing the same, and such Stockholder or Promised Optionee does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of such Aggregator Units or shares of Sportradar Stock.

Section 4.3 Representations and Warranties of Sportradar. Sportradar hereby represents and warrants to the Aggregator, each Stockholder and each Promised Optionee that:

(a) Sportradar is a company duly organized and validly existing under the laws of Switzerland;

(b) Sportradar has full power and authority to enter into this Agreement and the other Transaction Documents to which it is a party, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated by this Agreement;

(c) the execution and delivery by Sportradar of this Agreement and any other Transaction Document to which it is a party, the performance by Sportradar of its obligations hereunder and thereunder and the consummation by Sportradar of the transactions contemplated by this Agreement have been duly authorized by all requisite action on the part of Sportradar;

(d) this Agreement has been duly executed and delivered by Sportradar and (assuming due authorization, execution and delivery by the other Parties) this Agreement constitutes the legal, valid and binding obligation of Sportradar, enforceable against Sportradar in accordance with its terms, subject to applicable bankruptcy, insolvency and other similar Laws affecting the enforceability of creditors’ rights generally, general equitable principles and the discretion of the courts in granting equitable remedies;

(e) the shares of Sportradar Stock, when issued in connection with the Sportradar Exchange, will be validly issued in accordance with applicable law and will be fully paid in compliance with all applicable laws. The shares of Sportradar Stock issuable pursuant hereto are not subject to any pre-emptive rights;

(f) as of the date of this Agreement, the share capital (Aktienkapital) of Sportradar consists of 344,611 registered shares (Namenaktien) and 183,285 shares of Sportradar Stock (Partizipationsscheine) with a nominal value of CHF 1.00 each. The shareholders of Sportradar have validly resolved on the creation of an authorized capital in an amount sufficient to issue the number of shares of Sportradar Stock to effectuate the Exchanges at the Closing at an issue price (Ausgabepreis) corresponding to the Sportradar Stock Value. With the shareholders’ resolution, the board of directors of

Sportradar is authorized (i) to determine the respective issue price (Ausgabepreis) for the Sportradar Stock for purposes of the Exchanges to correspond to the Sportradar Stock Value and (ii) to withdraw any (statutory or other) preferential subscription rights that Sportradar shareholders or holders of Sportradar Stock may have in connection with acquisitions (including take-over) of companies, enterprises or parts of enterprises (including mergers), participations or intellectual property rights (including licenses) or other types of strategic investments as well as financing or refinancing of such transactions, including the Transactions. All registered shares and shares of Sportradar Stock are validly issued and fully paid. Except as set forth above or on Schedule 4.3(f), as of the date of this Agreement, there are no outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, commitments or rights of any kind that obligate Sportradar or any of its Subsidiaries to issue or sell any shares of capital stock or other securities of Sportradar or any of its Subsidiaries or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire, any securities of Sportradar or any of its Subsidiaries, and no securities or obligations evidencing such rights are authorized, issued or outstanding;

(g) (A) The (i) audited consolidated balance sheet of Sportradar as of December 31, 2019 and the related audited income statement for the twelve-month period then-ended and (ii) the unaudited consolidated balance sheet of Sportradar as of December 31, 2020 and the related unaudited income statement for the twelve-month period then-ended (clauses (i) and (ii) together, the “Sportradar Financial Statements”) provided to Atrium prior to the date hereof (x) are based on the books and records of Sportradar; (y) fairly present in all material respects the financial condition of the Sportradar as of the dates therein indicated and the results of operations and cash flows of the Sportradar for the periods therein specified (subject, in the case of any unaudited financial statements, to customary year-end adjustments); and (z) have been prepared in accordance with Swiss Law and IFRS consistently applied throughout the periods covered thereby (except any unaudited financial statements do not contain footnotes required by IFRS or as may be indicated in the notes thereto); and (B) except as set forth on Schedule 4.3(g), with regard to the Sportradar Financial Statements, none of Sportradar or its Subsidiaries, its independent accountants, its board of directors or the audit committee of its board of directors has received any oral or written notification of any (i) “significant deficiency” in the internal controls over financial reporting of Sportradar and its Subsidiaries which could affect in a material manner Sportradar’s or any of its Subsidiaries’ ability to record, process, summarize and report financial data, (ii) “material weakness” in the internal controls over financial reporting of Sportradar and its Subsidiaries, or (iii) fraud, whether or not material, that involves management or other employees of Sportradar or its Subsidiaries who have a significant role in the internal controls over financial reporting of Sportradar and its Subsidiaries;

(h) Sportradar has no material Liabilities, except for Liabilities (i) reflected on the Sportradar Financial Statements, (ii) incurred in connection with the Transactions and the other transactions contemplated by the Transaction Documents, (iii) which have arisen since the date of the latest Sportradar Financial Statements in the ordinary course of business (none of which material Liabilities relate to breach of contract, breach of warranty, tort, infringement, violation of or Liability under any Law or any Action), or (iv) set forth on Schedule 4.3(h);

(i) Sportradar, its Subsidiaries and each of their officers and directors (in their capacities as such) have at all times during the past three (3) years complied in all material respects with all Laws and Orders applicable to Sportradar or such Subsidiary or affecting any of their respective properties, businesses or assets. Sportradar has not received any written or, to the knowledge of Sportradar, oral notice regarding any material violation of any such Law or Order. To the knowledge of Sportradar, there is no pending or threatened internal investigation or inquiry or investigation or inquiry by any Governmental Authority with respect to Sportradar or any of its Subsidiaries related to any potential material violation of any such Law or Order;

(j) Sportradar and its Subsidiaries have, and are in compliance in all material respects with all terms and conditions of, all Permits necessary for the operation of the businesses of Parent and its Subsidiaries as currently conducted. All such Permits are, and immediately following the Closing will be, in full force and effect in all material respects; and

(k) Sportradar and its Subsidiaries own or have a valid right to use all material Intellectual Property that they own or otherwise use in their businesses. To the actual knowledge of Sportradar’s executive officers, Sportradar’s and its Subsidiaries’ conduct of their businesses as currently and formerly conducted, their owned Intellectual Property and their products and services have not and do not infringe, dilute, misappropriate, conflict with or otherwise violate the Intellectual Property rights of any Person, violate the rights of privacy or publicity of any Person, or constitute unfair competition or trade practices under the Laws of any jurisdiction, in each case, except as would not reasonably be expected to be material to Parent and its Subsidiaries, taken as a whole. To the actual knowledge of Sportradar’s executive officers, no Person is infringing upon, diluting, misappropriating or otherwise violating, or has infringed upon, diluted, misappropriated or otherwise violated Sportradar’s and its Subsidiaries’ rights in any material Intellectual Property that they own or otherwise use in their businesses.

ARTICLE 5

MISCELLANEOUS

Section 5.1 Entire Agreement. This Agreement, together with all Exhibits and Schedules hereto, the other Transaction Documents, as the same may from time to time be amended, modified, supplemented or restated in accordance with the terms hereof or thereof, constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersedes all other prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof and thereof.

Section 5.2 Assignment. This Agreement shall not be assigned by any Stockholder or Promised Optionee (whether by operation of Law or otherwise) without the prior written consent of the Aggregator and Sportradar. This Agreement shall not be assigned by Aggregator without the prior written consent of Sportradar. This Agreement shall not be assigned by Sportradar without the prior written consent of the Aggregator and Founder Holdings. Any attempted assignment of this Agreement not in accordance with the terms of this Section 5.2 shall be void.

Section 5.3 Amendment. This Agreement may be amended or modified only by a written agreement executed and delivered by Founder Holdings, the Aggregator and Sportradar.

Section 5.4 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail (upon acknowledgement of receipt, other than by means of automatically-generated reply) or by reputable overnight courier service to any applicable Stockholder, Promised Optionee or the Aggregator as set forth in the LLC Agreement, if to Founder Holdings as set forth in Founder Holdings’ Letter of Transmittal and if to Sportradar, as follows:

Sportradar Group

Dingolfinger Str. 4

81673 Munich

Germany

Attn: Orest Kucan, Group General Counsel

E-Mail: o.kucan@sportradar.com

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP 555

Eleventh Street, NW

Washington, D.C. 20004

Attn: Paul Sheridan; Daniel Breslin

E-Mail: paul.sheridan@lw.com; daniel.breslin@lw.com

Section 5.5 Fees and Expenses. All fees and expenses incurred in connection with this Agreement and the Exchanges (whether consummated or not), including the fees and disbursements of counsel, financial advisors and accounts, shall be paid by the Party incurring such fees or expenses.

Section 5.6 Construction. The headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement. The Parties hereto have voluntarily agreed to define their rights, liabilities and obligations respecting the Exchanges exclusively in contract pursuant to the express terms and provisions of this Agreement. The Parties each hereby acknowledge that this Agreement is among sophisticated parties derived from arm’s length negotiations and each party to this Agreement specifically acknowledges that no Party has a special relationship with another Party that would justify any expectation beyond that of an ordinary buyer and an ordinary seller in an arms-length transaction. No Party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions hereof, and all provisions of this Agreement shall be construed according to their fair meaning and not strictly for or against any Party and no presumption or burden of proof will arise favoring or disfavoring any Person by virtue of its authorship of any provision of this Agreement. The words “dollar” or “$” shall mean United States dollars.

Section 5.7 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of each Party and its successors and permitted assigns and, nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

Section 5.8 Extension; Waiver. Any agreement on the part of any Party to an extension of the time for the performance of any of the obligations or other acts under this Agreement or waiver of compliance with any of the agreements under this Agreement shall be valid only if set forth in a written instrument signed on behalf of such Party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 5.9 Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable Law, but if any term or other provision of this Agreement is held to be invalid, illegal or unenforceable under applicable Law, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the Exchange is not affected in any manner materially adverse to any Party hereto. Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable Law, the Parties shall negotiate in good faith to modify this Agreement to replace any such provision with a valid and enforceable provision giving effect to the original intent of the Parties as closely as possible in an acceptable manner in order that the Exchanges are consummated as originally contemplated to the greatest extent possible.

Section 5.10 Counterparts; Electronic Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by e-mail (scanned pages) shall be effective as delivery of a manually executed original counterpart to this Agreement and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

Section 5.11 Governing Law. This Agreement (but not, for the avoidance of doubt, the Sportradar Contribution Agreement and any Sportradar Subscription Form) shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware.

Section 5.12 Jurisdiction and Venue. Each of the Parties (a) submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) in any Proceeding arising out of or relating to this Agreement, its performance or subject matter, (b) agrees that all claims in respect of such Proceeding may be heard and determined in any such court and (c) agrees not to bring any Proceeding arising out of or relating to this Agreement in any other courts. Each of the Parties waives any defense of inconvenient forum to the maintenance of any Proceeding so brought and waives any bond, surety or other security that might be required of any other Party with respect thereto. Each Party agrees that service of summons and complaint or any other process that might be served in any Proceeding may be made on such Party by sending or delivering a copy of the process to the Party to be served at the address of the Party and in the manner provided for the giving of notices in Section 5.4. Nothing in this Section 5.12, however, shall affect the right of any Party to serve legal process in any other manner permitted by Law. Each Party agrees that a final, non-appealable judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law.

Section 5.13 WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. EACH PARTY HEREBY FURTHER AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 5.14 Remedies. The Parties acknowledge and agree that irreparable harm for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that it does not fully and timely perform its obligations under or in connection with this Agreement in accordance with its terms. Each Party acknowledges and agrees that (a) the other Party shall be entitled to an injunction, specific performance or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without proof of damages and without posting a bond, this being in addition to any other remedy to which such Party is entitled under this Agreement and (b) the right to obtain an injunction, specific performance, or other equitable relief is an integral part of the Exchanges and without that right, none of the Parties would have entered into this Agreement. Each Party agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that the other Parties have an adequate remedy at law.

Section 5.15 Termination. For the avoidance of doubt, if the Merger Agreement is terminated in accordance with its terms, this Agreement shall be of no force or effect and the transactions contemplated hereby will not occur.

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IN WITNESS WHEREOF, each of the Parties has caused this Contribution and Exchange Agreement to be duly executed on its behalf as of the date first written above.

AGGREGATOR:

ANDRETTI MANAGEMENT AGGREGATOR, LLC

By:	/s/ Mark Silver
Name: Mark Silver
Title: Authorized Person

ATRIUM:

ATRIUM SPORTS, INC.

By:	/s/ Mark Silver
Name: Mark Silver
Title: Chief Executive Officer

[Signature Page to Contribution and Exchange Agreement]

SPORTRADAR:

SPORTRADAR HOLDING AG

By:	/s/ Carsten Koerl
Name: Carsten Koerl
Title: Chief Executive Officer

[Signature Page to Contribution and Exchange Agreement]

STOCKHOLDER:

If Stockholder is an individual:

Print Name:

Signature:

Date:

If Stockholder is an entity:

Print Name of Entity:

Atrium Founders Pty Ltd, as Trustee for Atrium Founders Unit Trust

Print Name of Signatory:

Nicholas Maywald, Director

Signature:

/s/ Nicholas Maywald

Date:

3/19/2021

[Signature Page to Contribution and Exchange Agreement]

STOCKHOLDER:

If Stockholder is an individual:

Print Name:

Alexandre H. Bustamante

Signature:

/s/ Alexander H. Bustamante

Date:

March 17, 2021

If Stockholder is an entity:

Print Name of Entity:

Print Name of Signatory:

Signature:

Date:

[Signature Page to Contribution and Exchange Agreement]

STOCKHOLDER:

If Stockholder is an individual:

Print Name:

Alexis Elder

Signature:

/s/ Alexis Elder

Date:

March 17, 2021

If Stockholder is an entity:

Print Name of Entity:

Print Name of Signatory:

Signature:

Date:

[Signature Page to Contribution and Exchange Agreement]

STOCKHOLDER:

If Stockholder is an individual:

Print Name:

Damien Delannay

Signature:

/s/ Damien Delannay

Date:

March 17, 2021

If Stockholder is an entity:

Print Name of Entity:

Print Name of Signatory:

Signature:

Date:

[Signature Page to Contribution and Exchange Agreement]

STOCKHOLDER:

If Stockholder is an individual:

Print Name:

Tom Gray

Signature:

/s/ Tom Gray

Date:

March 17, 2021

If Stockholder is an entity:

Print Name of Entity:

Print Name of Signatory:

Signature:

Date:

[Signature Page to Contribution and Exchange Agreement]

PROMISED OPTIONEE:

Print Name: Alistair Kemp

Signature:

/s/ Alistair Kemp

Date:

[Signature Page to Contribution and Exchange Agreement]

PROMISED OPTIONEE:

Print Name: Adam Thompson

Signature:

/s/ Adam Thompson

Date:

[Signature Page to Contribution and Exchange Agreement]

PROMISED OPTIONEE:

Print Name: Brendan Pensis

Signature:

/s/ Brendan Pensis

Date:

[Signature Page to Contribution and Exchange Agreement]

PROMISED OPTIONEE:

Print Name: Brandon Shepherd

Signature:

/s/ Brandon Shepherd

Date:

3/16/2021

[Signature Page to Contribution and Exchange Agreement]

PROMISED OPTIONEE:

Print Name: Brian Priebe

Signature:

/s/ Brian Priebe

Date:

[Signature Page to Contribution and Exchange Agreement]

PROMISED OPTIONEE:

Print Name: Bryan Spangler

Signature:

/s/ Bryan Spangler

Date:

[Signature Page to Contribution and Exchange Agreement]

PROMISED OPTIONEE:

Print Name: Charles Kearny

Signature:

/s/ Charles Kearny

Date:

[Signature Page to Contribution and Exchange Agreement]

PROMISED OPTIONEE:

Print Name: Chris Childs

Signature:

/s/ Chris Childs

Date:

[Signature Page to Contribution and Exchange Agreement]

PROMISED OPTIONEE:

Print Name:

CYNTHIA C. WARGIN

Signature:

/s/ Cynthia C. Wargin

Date:

March 15, 2021

[Signature Page to Contribution and Exchange Agreement]

PROMISED OPTIONEE:

Print Name: Damien Delannay

Signature:

/s/ Damien Delannay

Date:

[Signature Page to Contribution and Exchange Agreement]

PROMISED OPTIONEE:

Print Name: Daniel J. Rush

Signature:

/s/ Daniel J. Rush

Date:

[Signature Page to Contribution and Exchange Agreement]

PROMISED OPTIONEE:

Print Name: Deborah Brichta

Signature:

/s/ Deborah Brichta

Date:

[Signature Page to Contribution and Exchange Agreement]

PROMISED OPTIONEE:

Print Name: Drew Markowitz

Signature:

/s/ Drew Markowitz

Date:

[Signature Page to Contribution and Exchange Agreement]

PROMISED OPTIONEE:

Print Name: Gavin Smith

Signature:

/s/ Gavin Smith

Date:

[Signature Page to Contribution and Exchange Agreement]

PROMISED OPTIONEE:

Print Name: Ilyssa Silver

Signature:

/s/ Ilyssa Silver

Date:

[Signature Page to Contribution and Exchange Agreement]

PROMISED OPTIONEE:

Print Name: Jason Brichta

Signature:

/s/ Jason Brichta

Date:

[Signature Page to Contribution and Exchange Agreement]

PROMISED OPTIONEE:

Print Name: Jeffrey R. Rush

Signature:

/s/ Jeffrey R. Rush

Date:

[Signature Page to Contribution and Exchange Agreement]

PROMISED OPTIONEE:

Print Name: Joshua Collopy

Signature:

/s/ Joshua Collopy

Date:

[Signature Page to Contribution and Exchange Agreement]

PROMISED OPTIONEE:

Print Name: Marcelo Gallicchio

Signature:

/s/ Marcelo Gallicchio

Date:

[Signature Page to Contribution and Exchange Agreement]

PROMISED OPTIONEE:

Print Name: Mark Silver

Signature:

/s/ Mark Silver

Date:

[Signature Page to Contribution and Exchange Agreement]

PROMISED OPTIONEE:

Print Name: Matt Lawrence

Signature:

/s/ Matt Lawrence

Date:

[Signature Page to Contribution and Exchange Agreement]

PROMISED OPTIONEE:

Print Name: Matt Lawrence

Signature:

/s/ Matt Lawrence

Date:

[Signature Page to Contribution and Exchange Agreement]

PROMISED OPTIONEE:

Print Name: Matt Walton

Signature:

/s/ Matt Walton

Date:

[Signature Page to Contribution and Exchange Agreement]

PROMISED OPTIONEE:

Print Name: Milton Lee

Signature:

/s/ Milton Lee

Date:

[Signature Page to Contribution and Exchange Agreement]

PROMISED OPTIONEE:

Print Name: Monique Nations

Signature:

/s/ Monique Nations

Date:

3/15/21

[Signature Page to Contribution and Exchange Agreement]

PROMISED OPTIONEE:

Print Name: Pierre Van Keymeulen

Signature:

/s/ Pierre Van Keymeulen

Date:

[Signature Page to Contribution and Exchange Agreement]

PROMISED OPTIONEE:

Print Name: Richard Fletcher

Signature:

/s/ Richard Fletcher

Date:

[Signature Page to Contribution and Exchange Agreement]

PROMISED OPTIONEE:

Print Name: Robert Blaszczak

Signature:

/s/ Robert Blaszczak

Date:

[Signature Page to Contribution and Exchange Agreement]

PROMISED OPTIONEE:

Print Name: Theron Vickery

Signature:

/s/ Theron Vickery

Date:

[Signature Page to Contribution and Exchange Agreement]

EXHIBIT D

RESTRICTIONS ON AGGREGATOR UNITS AND/OR

SHARES OF SPORTRADAR STOCK HELD BY EMPLOYEES

Management Equity Terms

These Management Equity Terms (these “Terms”) constitute the terms under which the members of management and other key employees (collectively, “Holders”) of Atrium Sports, Inc. and its subsidiaries (collectively, the “Company”) will, in connection with the acquisition (the “Acquisition”) of the Company by Sportradar Holding AG (“Sportradar”) pursuant to (and subject to the terms and conditions of) that certain Agreement and Plan of Merger by and among the Company, Sportradar and certain other parties (the “Merger Agreement”), the Contribution and Exchange Agreement and the other applicable Ancillary Agreements (each as defined therein), reinvest and/or contribute a portion of their Company shares and/or Acquisition-related proceeds in Sportradar participation certificates (“Sportradar Shares”). Capitalized terms not defined herein shall have the meanings set forth in the Merger Agreement. Certain Holders will hold their Sportradar Shares through Andretti Management Aggregator, LLC (“Management Aggregator”) and other Holders will hold their shares through Atrium Founders Pty Ltd. (“Founder Aggregator” and, together with Management Aggregator, the “Aggregators”).

Sportradar Public Company Event	Upon the occurrence of a Sportradar Public Company Event (as defined below), the Aggregators will receive shares in the applicable publicly listed entity (“Public Issuer Shares”). Such Public Issuer Shares will be subject to the vesting and repurchase provisions set forth below. Vested Public Issuer Shares will be distributed to the Holders immediately upon Vesting. Unvested Public Issuer Shares will be retained by the Aggregators until vesting.

Vesting	Each Holder’s interests in the Aggregators (“Aggregator Units”) (and the corresponding Sportradar Shares held by the Aggregators) will, upon the closing of the Acquisition, be unvested and will vest only as set forth below, in each case subject to the Holder’s continued service with Sportradar or one of its subsidiaries through the applicable date of vesting. Each time a portion of the Aggregator Units becomes vested, a corresponding portion of the Sportradar Shares held by the Aggregators shall become vested.

100% of the Aggregator Units will remain unvested until an Exit or a Sportradar Public Company Event (each as defined below) occurs. Upon the occurrence of an Exit, all Aggregator Units shall become vested, provided, however, that 25% of the Aggregator Units will vest only if the performance conditions set forth in Exhibit A hereto are attained prior to the Exit; provided, further, that, to the extent the Exit occurs prior to when such performance conditions are to be measured, unvested Aggregator Units attributable to such performance conditions shall become vested upon the occurrence of such Exit. Aggregator Units that fail to vest in accordance with the preceding sentence in connection with an Exit will be forfeited, and the corresponding portion of the Sportradar Shares held by the Aggregators will be transferred and assigned to Sportradar (or an assignee thereof), in each case, immediately following the date on which the non-attainment of the relevant performance conditions has been determined in accordance with Exhibit A hereto, for no consideration.

Upon the occurrence of a Sportradar Public Company Event, an initial percentage of the Public Issuer Shares (and each Holder’s corresponding Aggregator Units) shall vest as of the date of such Sportradar Public Company Event (the “Public Vesting Shares”), as provided in the table below:

Amount of SR Pub Event
Year of SR Pub Event	Date Vesting
2021	35%
2022	53%
2023	71%
2024	88%

Following the Sportradar Public Company Event, the Public Issuer Shares (and corresponding Aggregator Units) that are not Public Vesting Shares shall vest in equal installments on each December 31 (beginning with December 31 of the year following the year of the Sportradar Public Company Event unless the Sportradar Public Company Event occurs in 2024) until December 31, 2024, such that all Public Issuer Shares (and corresponding Aggregator Units) will be vested as of December 31, 2024.

Notwithstanding the foregoing, 25% the Public Issuer Shares that are eligible to vest after the Sportradar Public Company Event date (i.e., on December 31 of subsequent years) shall be subject to the attainment of the performance conditions set forth in Exhibit A hereto. The Public Issuer Shares subject to such performance conditions under different Sportradar Public Company Event timing assumptions is as set forth below:

Time of Vesting	Total % Vesting	Of which performance based	Of which non- performance based
Vesting Scheme if Sportradar Public Company Event in 2021
at SR Pub Event	35.00%	0.00%	35.00%
12/31/2022	22.00%	5.50%	16.50%
12/31/2023	22.00%	5.50%	16.50%
12/31/2024	21.00%	5.25%	15.75%

Vesting Scheme if Sportradar Public Company Event in 2022
at SR Pub Event	53.00%	4.50%	48.50%
12/31/2023	24.00%	6.00%	18.00%
12/31/2024	23.00%	5.75%	17.25%

Vesting Scheme if Sportradar Public Company Event in 2023
at SR Pub Event	71.00%	9.00%	62.00%
12/31/2024	29.00%	7.25%	21.75%

Vesting Scheme if Sportradar Public Company Event in 2024
at SR Pub Event	88.00%	13.25%	74.75%
12/31/2024	12.00%	3.00%	9.00%

Any Public Issuer Shares that fail to vest as a result of the failure to attain the relevant performance conditions will be forfeited and are to be transferred and assigned to Sportradar (or an assignee thereof) immediately following the date on which the non-attainment of the relevant performance conditions has been determined in accordance with Exhibit A hereto for no consideration.

Leaver Events	Unvested Aggregator Units held by any Holder (and the corresponding Sportradar Shares or Public Issuer Shares, as applicable, held by the Aggregators) shall be further subject to the following provisions (the “Leaver Provisions”) upon such Holder’s termination of service with Sportradar or any of its affiliates:

Prior to an Exit or Sportradar Public Company Event, (i) a Good Leaver (as defined below) shall have his or her Aggregator Units repurchased, at the election of Sportradar, for Fair Market Value as of the date of his or her Good Leaver Event and (ii) a Bad Leaver (as defined below) shall have his or her Aggregator Units repurchased, at the election of Sportradar, for the lesser of (i) Fair Market Value of such Aggregator Units at such time, or (ii) 50% of the Sportradar Share Deal Value multiplied by the number of such Aggregator Units. Any such repurchase shall occur in a process whereby Sportradar (or an assignee thereof) will repurchase Aggregator’s applicable Sportradar Shares for cash, and Aggregator will redeem the applicable Aggregator Units with a payment of such cash to such Holder or in a similar process.

Following an Exit, the Leaver Provisions shall no longer apply.

Following a Sportradar Public Company Event, Leaver Provisions shall only apply to unvested Public Issuer Shares (and corresponding Aggregator Units). A Good Leaver shall fully vest in his or her Aggregator Units and the corresponding Public Issuer Shares, and a Bad Leaver shall, at the election of Sportradar, have his or her unvested Public Issuer Shares (and corresponding Aggregator Units) repurchased for the lesser (i) Fair Market Value of such Public Issuer Shares at such time, or (ii) 50% of the Sportradar Share Deal Value multiplied by the number of such Aggregator Units. Any such repurchase shall occur in a process whereby Sportradar (or an assignee thereof) will repurchase Aggregator’s applicable Public Issuer Shares for cash, and Aggregator will redeem the applicable Aggregator Units with a payment of such cash to such Holder or in a similar process.

Notwithstanding the foregoing, the remuneration committee may, in its direction, determine a higher repurchase price for Public Issuer Shares (and corresponding Aggregator Units) held by a Bad Leaver or may determine not to repurchase such shares.

“Bad Leaver” shall mean a Holder who experiences a Bad Leaver Event.

“Bad Leaver Event” shall mean when a Holder (i) terminates his or her employment with Sportradar or any of its affiliates or (ii) is terminated by Sportradar or any of its affiliates for Cause. For purposes of this definition, the term “Sportradar” shall include the Company.

“Good Leaver” shall mean a Holder who experiences a Good Leaver Event.

“Good Leaver Event” shall mean when a Holder (i) is terminated by Sportradar or any of its affiliates without Cause, (ii) retires from Sportradar or any of its affiliates upon reaching ordinary statutory retirement age, where applicable (iii) terminates employment with Sportradar or any of its affiliates as a result of death or Disability, or (iv) becomes subject to divorce proceedings (unless such proceedings are shown to not affect such Holder’s Sportradar Shares or Public Issuer Shares, as applicable). For purposes of this definition, the term “Sportradar” shall include the Company.

Definitions	“Blackbird” shall mean Blackbird Holdco Ltd or any other entity through which CPPIB may invest or hold equity interests directly or indirectly in Sportradar.

“Cause” shall mean a Holder’s:

i.   willful refusal (other than due to physical or mental incapacity) to substantially perform his or her duties or to carry out the reasonable and lawful instructions concerning duties or actions consistent with such Holder’s position that is not cured within 30 days after such Holder receives written notice thereof from Sportradar or any of its affiliates;

ii. material violation of a Sportradar policy that is not cured within 30 days after such Holder receives written notice thereof from Sportradar or any of its affiliates;

iii.   material breach of any material agreement with Sportradar or any of its affiliates that is not cured within 30 days after such Holder receives written notice thereof from Sportradar or any of its affiliates;

iv. conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or crime involving moral turpitude; or

v. commission of any act of fraud, embezzlement, willful misappropriation, or willful misconduct against Sportradar.

For purposes of this definition of “Cause”, the term “Sportradar” shall include the Company.

“Change of Control” shall mean either of (i) a direct or indirect sale—in one or more related transactions—of more than 50% of the share capital of Sportradar or any intermediate Sportradar holding company or (ii) a merger or any other event (including a Trade Sale) following or as a result of which any person (or group of persons acting in concert) other than Blackbird or Carsten Koerl, is or becomes the direct or indirect beneficial owner of more than 50% of the share capital of Sportradar or any intermediate Sportradar holding company.

“CPPIB” shall mean CPP Investment Board Europe S.a.r.l. and any of its applicable affiliates or successors.

“Exit” shall mean the completion of a Trade Sale resulting in a Change of Control or a Trade Sale by way of asset deal.

“Fair Market Value” shall mean, absent manifest error, (i) prior to January 1, 2025, the value most recently determined by Sportradar’s remuneration committee and derived from the valuation prepared for the fund reporting purposes of CPPIB, provided that no discount shall be made for reason of illiquidity and minority holding and that the valuation is made in Euro, and (ii) on or after January 1, 2025, fair market value as of the applicable time of determination assuming a sale of all of the equity interests of Sportradar (and not applying any minority discount or the like), as most recently determined by an independent third party appraisal or valuation firm reasonably selected by Sportradar; provided, however, that in any case, on or after Sportradar Public Company Event, Fair Market Value shall mean the volume weighted average price of the Public Issuer Shares for the ten trading days prior to the applicable time of determination.

“Outstanding Sportradar Shares” means an amount equal to (i) 536,664 plus (ii) the Specified Dilutive Warrants Amount (if any).

“Specified Dilutive Warrants Amount” means, solely with respect to an issuance of warrants to the National Football League to purchase equity interests in Sportradar, or Sportradar entering into a binding term sheet or binding agreement to issue warrants to the National Football League to purchase equity interests in Sportradar, in each case, that occurs or is entered into (as applicable) between the date of the Merger Agreement and the consummation of the transactions contemplated thereby (and excluding, for the avoidance of doubt, any direct equity participation of the National Football League in Sportradar) that is based on a total Sportradar equity value of less than EUR 5,500,000,000, the number of Sportradar participation certificates and/or other shares of Sportradar representing the difference between the number of Sportradar participation certificates and/or other shares of Sportradar that (i) are subject to such warrants and (ii) would have been subject to such warrants had the implied equity value of Sportradar for such issuance or commitment been EUR 5,500,000,000, as determined in good faith by the parties to the Exchange Agreement.

“Sportradar Public Company Event” means with respect to Sportradar or any of its subsidiaries or parent entities (other than, for the avoidance of doubt, any equityholder of Sportradar’s ultimate parent holding company), any transaction that results in the equity securities of Sportradar or such subsidiary or parent entity being publicly listed (whether common stock, Sportradar Shares or otherwise), including any initial public offering, direct listing or merger or similar transaction (including with any special purpose acquisition company)) and following which Sportradar or such subsidiary or parent entity, or any of their respective successors or post-transaction parent companies, is a “registrant” for purposes of the Securities Exchange Act of 1934, as amended, or comparable statute of a non-U.S. jurisdiction.

“Sportradar Share Deal Value” shall be the U.S. dollar amount per Sportradar Share equal to (i) EUR 5,500,000,000 multiplied by 1.19108 U.S. dollars per Euro divided by (ii) the Outstanding Sportradar Shares. As of the date hereof, the Sportradar Share Deal Value is US$12,206.77. The Sportradar Share Deal Value shall be adjusted by the remuneration committee in good faith to reflect any stock splits and the like.

“Trade Sale” shall mean the sale or transfer of (i) all Sportradar securities to a third party purchaser or (ii) all Sportradar securities held by Blackbird or Carsten Koerl to an Eligible Investor (as defined in the Sportradar shareholders agreement) or (iii) more than 50% of the share capital of Sportradar or any intermediate holding company in a share sale and/or (iv) all or 95% of the Sportradar business via an asset deal to a third party purchaser.

Liquidity Provision after December 31, 2024	If no Exit or Sportradar Public Company Event has occurred prior to December 31, 2024, Sportradar shall engage in good faith discussions to consider options for staged liquidity for Holders and/or appropriate further incentivization schemes for those Holders interested in committing to an investment beyond such period. In any case and to the extent relevant, a staged liquidity event shall be based at Fair Market Value.

EXHIBIT A

PERFORMANCE CONDITIONS

Twenty-five percent (25%) the Public Issuer Shares that are eligible to vest after the Sportradar Public Company Event date shall be subject to the attainment of the performance conditions as set out in the following.

1.	General framework

Performance will be measured along four (4) key performance indicators (“KPI”s). Target levels for each of the KPIs have been or will be defined for each of Sportradar’s financial years up to 2024. In order to assess if performance conditions are met, each KPI will be assigned a contribution factor based on its achievement level within a given financial year and subsequently weighted in order to derive its overall contribution to the total KPI achievement score. The sum of the individual KPI achievement scores will then determine the total KPI achievement score and thus the percentage of Public Issuer Shares eligible to vest as a result of the attainment of the performance conditions.

2.	Key performance indicators

Based on the Holders’ and Sportradar’s current understanding of the Company’s business objectives and strategy, the parties have defined the below mentioned KPIs and associated targeted levels. It is, however, the understanding of both parties that different KPIs and associated target levels will need to be defined and agreed by the Vesting SteerCo (and confirmed in writing) should the Company’s future business objectives and strategy change. This will, in particular, apply to the 2024 KPIs and target levels which have not yet been defined.

Moreover the parties agree that if KPI #1 and KPI #2 are creating a significant conflict to be achieved together, the parties will discuss in good faith of how to amend KPI #2 with the clear understanding that the revenue targets from KPI #1 stay in place

2.1.	KPI #1 – US college revenue KPIs

The US college revenue KPI target levels for each financial year are defined as follows:

	KPI #1 -US College Revenue
	2021	2022		2023		2024
Basketball	$14,559,099		$15,819,360		$17,062,998
Baseball	$2,452,860		$3,012,697		$4,039,270
American Football	$0		$1,594,250		$4,671,500
v45+Football US College Revenue	$17,000,000		$20,400,000		$25,800,000
Max Editor Revenue Growth Adjustment	$0	-$	195,593	-$	694,467
US college Revenue KPI Target	$17,000,000		$20,200,000		$25,100,000	tbc

2.2.	KPI #2 – US college camera installation KPIs

The US college camera KPI target levels for each financial year are defined as follows:

	KPI #2 -US College Camera Install
	2021	2022	2023	2024
v45 Team Sales Plan	15	18	33
Incremental camera installments	90	245	0
US College Camera Installation KPI Target	105	263	33	tbc

2.3.	KPI #3 – D1 US college max churn KPIs

The D1 US college max churn KPI target levels for each financial year are defined as follows and should not take into consideration churn caused by school closures or team dissolution:

	KPI #3 - D1 US College Max Churn
	2021	2022	2023	2024
D1 - max churn # teams/ cust. - Basketball	21	21	21
D1 - max churn # teams/ cust. - Baseball	7	8	9
D1 College max churn KPI target	28	29	30	tbd
Implied D1 churn rate target	<3%	<3%	<3%	<3%

2.4.	KPI #4 – DII-Juco US college max churn KPIs

The DII-Juco US college max churn KPI target levels for each financial year are defined as follows and should not take into consideration churn caused by school closures or team dissolution:

	KPI #4 - DII-Juco US College Max Churn
	2021	2022	2023	2024
DII-Juco - max churn # teams/ cust. - Basketball	104	110	114
DII-Juco - max churn # teams/ cust. - Baseball	1	4	8
DII-Juco College max churn KPI target	105	114	122	tbd
Implied DII-Juco churn rate target	<5%	<5%	<5%	<5%

3.	Achievement levels, contribution factors and KPI weightings

Each KPI will be assigned a contribution factor based on its achievement level within a given financial year and subsequently weighted in order to derive its overall contribution to the total KPI achievement score as provided in the table below:

KPI	Weighting	Min achievement level	Contribution factor
KPI #1 – US college revenue	70%	0-89% 90-119.9% 120%+	0% 90-119.9% 120%
KPI #2 – US college camera installation	15%	0-89% 90-119.9% 120%+	0% 90-119.9% 120%
KPI #3 – D1 US college max churn	10%	0 - Not-achieved 1 - Achieved	0% 100%
KPI #4 – DII-Juco US college max churn	5%	0 - Not-achieved 1 - Achieved	0% 100%

4.	Achievement scores

All individual KPI achievement scores will then, in sum, determine the total KPI achievement score which subsequently determines the percentage of Public Issuer Shares eligible to vest as provided in the table below:

KPI Achievement score	% Vested
0-79%	0
80-90%	50%
90-100%	75%
100%+	100%

5.	Applicability of achieved KPI scores in different vesting schemes

The percentage of Public Issuer Shares eligible to vest will be derived based on achieved KPI scores in each financial year and as provided in the table below:

Time of Vesting	Total % Vesting	Of which performance based	Of which non- performance based	Triggers of performance based vesting
Vesting Scheme if Sportradar Public Company Event in 2021
at SR Pub Event	35.00%	0.00%	35.00%
12/31/2022	22.00%	5.50%	16.50%	2021 and 2022 KPI scores, i.e. 50% of each respectively
12/31/2023	22.00%	5.50%	16.50%	2023 KPI score
12/31/2024	21.00%	5.25%	15.75%	2024 KPI score

Vesting Scheme if Sportradar Public Company Event in 2022
at SR Pub Event	53.00%	4.50%	48.50%	2021 KPI score
12/31/2023	24.00%	6.00%	18.00%	2022 and 2023 KPI scores, i.e. 50% of each respectively
12/31/2024	23.00%	5.75%	17.25%	2024 KPI score

Vesting Scheme if Sportradar Public Company Event in 2023
at SR Pub Event	71.00%	9.00%	62.00%	2021 and 2022 KPI scores, i.e. 50% of each respectively
12/31/2024	29.00%	7.25%	21.75%	2023 and 2024 KPI scores, i.e. 50% of each respectively

Vesting Scheme if Sportradar Public Company Event in 2024
at SR Pub Event	88.00%	13.25%	74.75%	2021, 2022 and 2023 KPI scores, i.e. 33% of each respectively
12/31/2024	12.00%	3.00%	9.00%	2024 KPI score

6.	Other

Sportradar, the Board of Managers of Andretti Management Aggregator, LLC and the Board of Directors of Atrium Founders Pty Ltd. agree to form a Vesting Steering Committee (“Vesting SteerCo”) to regularly review the definition of the KPIs and their respective target levels to assess if they are still aligned with the Company’s business purpose, objectives, and strategy. If no mutual agreement is reached on changing KPI metrics and targets, previously agreed KPIs and targets shall be retained and applied.

Sportradar reserves the right to waive KPI and/or performance requirements (i.e. although KPIs may not be met, Sportradar, in its sole discretion, can cause Public Issuer Shares to vest).

The parties acknowledge and agree that KPIs and associated target levels for financial year 2024 shall be defined by the Vesting SteerCo and confirmed in writing no later than 31 December 2023.

***

Exemplary calculation

Exemplary calculation under the assumption of different achievement levels

KPI	Weighting	Achieved*	Contribution%
KPI #1	70%	106%	74.2%
KPI #2	15%	125%	18.0%
KPI #3	10%	1	10.0%
KPI #4	5%	0	0.0%

TOTAL (KPI Achievement Score):			102%

KPI #1: The Company generates USD 18m US college revenue in the financial year 2021 which implies an achievement level of 106% versus the target KPI. This achievement level will be weighted by the overall US college revenue KPI weight of 70% to derive the contribution of this KPI to the overall achievement score. In this case, the US college revenue KPI will contribute 74.2% (i.e. 106% multiplied by 70%) to the total KPI achievement score.

KPI #2: The Company installs 132 US college cameras in the financial year 2021 which implies an achievement level of 125% versus the target KPI. This achievement level will be weighted by the overall US college revenue KPI weight of 15% to derive the contribution of this KPI to the overall achievement score. In this case, the US camera installation KPI will contribute 18.0% (i.e. 120% multiplied by 15%) to the total KPI achievement score.

KPI #3: The Company reports a churn of 20 D1 US college teams (on account of reasons other than school closures or team dissolution) in the financial year 2021 and has thereby satisfied the D1 US college max churn target (i.e. less than 28 D1 US college teams have churned). In this case, the D1 College minimum retention KPI will contribute 10.0% to the total KPI achievement score.

KPI #4: The Company reports a churn of 107 DII-Juco US college teams (on account of reasons other than school closures or team dissolution) in the financial year 2021 and has thereby not satisfied the DII-Juco US college max churn target (i.e. less than 105 DII-Juco team have churned). In this case, the DII-Juco College maximum churn KPI will not contribute to the total KPI achievement score.

The total resulting KPI achievement score amounts to 102% which triggers vesting of 100% of the Public Issuer Shares subject to the 2021 performance condition. For example, in case of a Sportradar Public Company Event in the financial year 2021; as at 31 December 2022, 2.75% (i.e., 50% of the 5.50% of performance based vesting at 31 December 2022) of the Public Issuer Shares would vest based on the achieved 2021 KPI score.